SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549


                                                     FORM 8-K

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 20, 1997

                                             IMATEL HOLDINGS, INC.
(             Exact name of registrant as specified in its charter)

                                             DEVELOPMENT BANCORP, LTD.
                                                  (FORMER NAME)

                                                    WASHINGTON

                                  (State or other jurisdiction of incorporation)


         0-22934                                                     91-1268870
(Commission File Number)                      (IRS Employer Identification No.)


45110 Club Drive, Suite B, Indian Wells, California                      92210
--------------------------------------------------------------------------------
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code:  (760) 360-5793









Item 2.        Acquisition or Disposition of Assets.


         On October 20, 1997, pursuant to a Stock Purchase Agreement (the "Agreement") the Company agreed to purchase 3,266 shares (equal to 51% of the capital stock) of International Marketing and Advertising, Inc. a Florida corporation engaged in the telecommunications business, ("IMATEL") for cash of $500,000. Initially, the Company acquired 2,881 shares or 45% of IMATEL, for $350,000. The purchase of the remaining 385 shares (or 6%) for $150,000 is to take place within 5 days of receipt by IMATEL of the requisite approval of the Federal Communications Commission for the change in control.

         In addition, the Company agreed to issue 19,818 shares of its common stock to certain shareholders of IMATEL in cancellation of shareholder loans extended to IMATEL by such individuals, as follows:

                       Name of
                     Shareholder               Loan Amount               Shares

                    Roberto Galoppi                20,459                  6,819
                    Fabio Galoppi                  19,000                  6,333
                    Andea Ciba                     20,000                  6,666

               The holders of the pre-acquisition shares of IMATEL shall have the right to exchange such shares for shares of Company Common Stock as soon as IMATEL achieves net profit before taxes of no less than $100,000 in two consecutive fiscal quarters. IMATEL has granted to the Company a right of first refusal to purchase additional shares of IMATEL and to provide additional financing.

               Pursuant to the Agreement, the Company is obligated to establish a stock option plan under which IMATEL management shall be granted options to purchse 600,000 shares of Company Common Stock, to vest according to the following schedule: 100,000 options exercisable at $4.00 upon the first $1,000,000 in IMATEL earnings, 200,000 options at $5.00 per share upon the second $1,000,000 in earnings, and 300,000 options at $6.00 per share upon the thrid $3,000,000 in earnings. The earnings targets are cumulative and all options expire three years from closing.


               Pursuant to the Agreement, Robert Galoppi was elected as chairman and chief executive officer, of the Company to serve with Messrs. Riccardo Mortara, and Dempsey K. Mork, and IMATEL elected Messrs. Dempsey K. Mork, Riccardo Mortara, Mark Neuman and Randall
A. Baker to the IMATEL Board, to serve with Messrs. Roberto
Galoppi, Fabio Galoppi and Andrea Ciba.

               The Company has changed its name to Imatel Holdings, Inc. as required by the Agreement and IMATEL has agreed to changes its name to Imatel, Inc.

               Imatel has engaged the Company's Independent Certified Public Accountants, Pritchett, Siler & Hardy, to audit its financial statements as required by the Exchange Act.

Item 5.        Other Events

               The following information is presented with respect to IMATEL.

Overview of IMATEL

               IMATEL was incorporated in 1987 as I.M.A.. As the name International Marketing and Advertising implies, IMATEL began as a small consulting firm assisting companies in the US to expand their market share in Latin America as well as companies in Latin America to expand their market share in the US.

               IMATEL was introduced to the telecommunication industry through a marketing promotion that it performed for AT&T in 1994. Upon being introduced to the opportunities of telecommunications, IMATEL shifted its focus to this industry and renamed itself IMATEL.

               IMATEL's initial marketing efforts in the telecommunications industry was successful. By the end of 1995 IMATEL had distributed well over 1,000,000 calling cards to Latin American air travelers bound for the US. At the same time IMATEL started entering the call back market upon a specific request of these same passengers who wished to use IMATEL for their telecommunication needs from their Home Country.

               However IMATEL soon found out that a successful marketing strategy was not enough to succeed in this industry. Without the technical expertise, as well to keep the customers satisfied, insure proper billing, control costs, and assess profitability on a product by product, country by country basis, the company could not survive.

               For over a year IMATEL management researched the technical industry and raised $ 1.5 million dollars in capital to fund the development of IMATEL's technology. IMATEL engineered its own proprietary software and built its own switches. This technology not only gave IMATEL control over customer satisfaction billing and cost control but also allowed IMATEL to immediately respond to opportunities that became available in the market. The technology developed by IMATEL created an added opportunity for future profits through the franchising of such new technology to similar telephone companies in the future.


               With the addition of technology infrastructure developments, and IMATEL's marketing experience, IMATEL has grown from a debit card/call back company to a true carrier with PTT (Post Telegraph Telephone) relationships. IMATEL is capable of providing international telephone service in many countries and re-filing services, comparable to any major player in the market (AT&T, MCI, Sprint, etc.).

Re-filing:  The Hub and Spoke Concept

               Re-filing in telecommunications is the same principle implemented by the airline industry referred to as the 'hub and spoke'. In most countries around the world, each country has their own national telephone company, called the PTT (Post, Telegraph & Telephone) of that country. Many of these PTT's are either partially or fully owned by the government of that country. Almost all PTT's have a monopoly on telephone traffic coming out of that country to anywhere in the world.

               Until the last few decades AT&T and the Bell companies were for all practical purposes, the PTT of the United States. After the break-up of the Bells and AT&T, several other carriers emerged to carry traffic from the United States to anywhere in the world, MCI, Sprint, LDDS/WorldCom as well as many smaller carriers and re-sellers of carriers. This, of course, created competition and drove US based telecommunications prices down substantially.

               Each of these new carriers, in order to carry traffic internationally, had two choices. The first was to run their traffic over AT&T's lines, and therefore pay to AT&T, both AT&T's cost as well as AT&T's profit margin. The second was to develop relationships and negotiate rates with each individual country and therefore only pay the cost for traffic to that country.

               Each PTT, of each country, negotiated a different price for US traffic into their country based on many factors. This results in international rates that are far from uniform and usually have nothing to do with the number of miles a call is going to travel. For example, a call from the U.S. to Venezuela might cost $.45 per minute while a call to Columbia might cost $.70 per minute, a difference of $.25, although the distance from the U.S. is about the same.

               Also, rates that Venezuela might extend to the U.S. may be very different from the rate that Venezuela might extend to Canada or to Mexico. In addition, countries very often give their neighboring countries extreme discounts in exchange for favorable rates from that neighboring country. The theory is that countries that are close in geographical location will naturally do higher levels of telecommunications traffic between the countries due to their proximity alone.

               For example, Venezuela might offer a very inexpensive rate to Columbia, hypothetically $.10 per minute. Given this hypothetical situation, it may indeed be cheaper for a U.S. based carrier to send all of its traffic bound for Columbia through Venezuela. The cost to send the call to Venezuela is $.45. In addition, the cost to send the call from Venezuela to Columbia is $.10. The total cost of $.55 is less than the cost to send the call from the U.S.
directly to Columbia, $.70.




               This savings of $.15 per minute for the carrier sending the U.S. traffic, allows for a greater profit margin for that carrier as well as for that carrier to pass some of the savings onto his customers. This results in that carrier being able to capture a much larger market share of calls going to Columbia.

               However, in order for the carrier to send traffic directly to Venezuela, and then out of Venezuela to Columbia, the carrier must first have a "settlement agreement" with the PTT of Venezuela.

               Each PTT, or each individual carrier, has agreements to carry traffic to every other country. Some PTTs might have a direct settlement agreement with other PTTs. With other countries, the PTT or carrier, might ride on another carrier or through yet another PTT (Re-filing).

               The more PTT relationships that a carrier is able to develop, the greater number of choices the carrier has when terminating traffic. Each new PTT relationship offers a new, and hopefully less expensive, way to route traffic to every country in the world. With each PTT relationship that is negotiated, the choices to route traffic grows exponentially. Thus, the hub and spoke concept.

The Market

               The global telecommunications market totals $602 billion. Two thirds of this market is focused in 6 countries, the U.S., Japan, Germany, U.K., France and Italy. These countries account for $383 billion of the global market, with Italy accounting for $20 billion of this figure.

               IMATEL provides services to large businesses, governments, medium and small business, other carriers (long distance, rebillers, resellers, and local exchanges).

               Our international strategy is to provide integrated full service communications with facilities based, end-to-end managed services. Currently 38% of the global market is now open to competition and 22% of the market will open up 1/1/98, with the remaining 44% of the global telecommunications market open for competition in the next 3-5 years. With local access networks in key centers, long distance facilities where demand is strong and a cross border infrastructure, IMATEL is uniquely positioned with the right assets in the right place at the right time with a forward international marketing and service strategy.

The IMATEL Technology

               IMATEL has created a PC based switching system that represents the following advantages over other types of switches.

Price

               The P.C. based switch costs 10 to 15% to build, once the necessary software is developed, of the cost of a mainframe switch.

Flexibility

               All the code is written in a PC based language that is easily adjusted by in house engineers. In contrast, Mainframe switching systems are written in proprietary code that can only be accessed by the manufacturer.

Billing and Reporting.

               Currently the PC is the most popular computer platform on the market today. There are numerous quality software packages being written for the PC by dozens of companies. This PC software is very inexpensive compared to the price of proprietary mainframe software. Mainframe switch billing programs usually run on AS 400 platforms and pricing starts at $250,000 for the base module without enhancements. The IMATEL PC based switch can interface with any of these inexpensive, off-the-shelf software packages, including any currently popular accounting packages. This is due to the fact that IMATEL's switch is PC based and therefore shares a common operating system, platform and format with other PC based products . IMATEL currently uses the Windows NT operating system as well as Microsoft 's SQL server and Microsoft Office. This has allowed IMATEL to build a flexible billing program. IMATEL can bill in any currency, in increments of seconds, minutes, by pulse, or any other desired feature. This allows management to link all databases and determine on a real time basis, not only every call that is made, but by how much it bills, how much it costs and therefore determines profitability by country, product, and by time.

               Profitability is subject to change in accordance with the connect ratio or based on the choice of available underline carriers. By providing such information on a real time basis, management can adjust to those changes immediately, and capitalize on the opportunity to increase the company's overall profitability. In the telecommunications business where profits depend on seconds and pennies, the obsession with minimum details and "on time" performance are the key for an appropriate return on investment.

PC and Mainframe: The Ultimate Advantage.

               IMATEL believes that the best solution for high volume of traffic is to have both the mainframe and the PC working together, each doing what it does best. For higher volumes of traffic, (IMATEL) is now gearing to these volumes, the PC based switch would sit in front of the mainframe switch and act as what is known as the IVR (integrated Voice Response unit) The call would come into the PC based switch. The PC switch would take down all the vital information, such is where the call is coming from where it is going, date and time it started etc. etc. This would take a fraction of a second. The PC switch then passes the information to the PC data network so that the system could do its data capture and calculation. The PC switch would then pass the call to the mainframe switch for processing the actual call. When the call is completed, information is sent to the PC switch that records the end of the call and prepares billing and cost analysis. With this specialized system, IMATEL does not incur loss of immediate and proper real time reporting, even when a major volume is handled. The PC collects the data, and the mainframe does the actual switching. IMATEL has a fully functional debit card platform, Call Back application, and proprietary ICON system. IMATEL has created over 1000 lines of code controlling the connecting of calls, timing, and Least Cost Routing, (the selection of the right carrier based upon the right price and right quality for each individual country), and very sophisticated call progress analysis than can insure quality control.

               IMATEL has invested heavily in its technology, especially in its billing system and cost reconciliation. Management believes that most telecommunications companies fail, not due to a wrong marketing strategy, or the biggest and most expensive switch in the market, but because the billing to their clients is faulty and/or the cost control is nonexistent.


THE IMATEL MARKETING STRATEGY

               While the technology was being developed, IMATEL created its own marketing strategy, with an eye to events occurring around the world that will modify the telecommunications industry around the world within the next three years. The deregulation that is taking shape around the world will create enormous opportunities for our industry. Rates will fall, corporate users that now represent 30% of the total users will control over 70% of the total traffic and international traffic will grow in excess of 10% per annum. The areas that will show the major growth will be Europe, Latin America and part of the orient. To this end IMATEL created connecting points in Venezuela for Latin America, Italy for Europe and soon a new location in the Orient will open.

               In Venezuela IMATEL opened an office in the fall of 1996, in accordance with the local regulations the country is open for partial competition now and total competition in the next 3 years. We are already a small but credible competitor now and will expand even further in the next few months, not only in Venezuela but in the rest of Latin America. In Italy the company opened in November 1996, and by January 1 1998, when complete competition will be allowed we are going to be one of the major international carriers in the country.


Production

Italy.

               In Italy we are present with an international calling card system, international refiling and ICON services to over 120 local companies. Italy at the moment represents 29.8% of the volume produced and 22.4% of the revenue.

Venezuela

               In Venezuela the ICON system is being used by 85 of the major companies and is showing strong growth patterns. Venezuela represents 14.2% of the minutes and 8 % of the revenue. Debit Cards Domestic credit cards 30.7% of the minutes and 46.9 % of the revenue Call Back. This is an activity that is slowly being converted to ICON technology but still represents 25.4% of total minute and 22.7% of the revenue.

                                                    "Unaudited"
                                             DEVELOPMENT BANCORP, LTD
                                                        AND
                                   INTERNATIONAL MARKETING AND ADVERTISING, INC.

                     Content Page Consolidated Pro Forma Financial Statements

                                              For the Periods Ending

                                             Six Months, June 30, 1997

Consolidated Pro Forma Balance Sheet, as of June 30, 1997.

Consolidated Pro Forma Income Statement for the six (6) month period ending June 30, 1997.

Consolidated Pro Forma Statement of Adjustments to Shareholders' Equity as of June 30, 1997.

Summary of International Marketing and Advertising, Inc. "Significant Accounting
 Policies and Notes
to Pro Forma Financial Statements" for the period ending June 30, 1997.

Summary of Development Bancorp, Ltd. "Significant Accounting Policies and Notes to Audited Financial Statements" for the fiscal year ending December 31, 1996, as contained in the December 31, 1996 10KSB Report, the "Unaudited" 10Q Report for the 6 months ended June 30, 1997 and this Current Report on Form 8-K.



                                                    "Unaudited"
                                             DEVELOPMENT BANCORP, LTD.
                                       CONSOLIDATED PRO FORMA BALANCE SHEET
                                                   JUNE 30, 1997
                                            (11)          (1) International       DB/(CR)
                ASSETS                Development      Marketing and        Pro Forma     Consolidated
 Current Assets                      Bancorp, Ltd.     Advertising, Inc.   Adjustments      Pro Forma


Cash                                   $     2,521        $   21,579                          $     24,100
Receivables                                 17,694            25,597                                43,291
Receivable (Related Party)                 104,115                                                 104,115
Marketable Securities                      643,939                                                 643,939
Other Current Assets & Prepaids             17,808           189,548                               207,356
                                      -------------      ------------       -----------        -----------
      Total Current Assets                 786,077           236,724                  0          1,022,801
                                      ------------       ------------       ------------       -----------
Other Assets
Investments                              5,172,381                             (500,000)(7)      4,672,381
Note Receivable                            250,000                                                 250,000
Investment in Affiliate                                                         500,000 (7)        500,000
Property & Equipment-Net                    35,229            888,971(3)                           924,200
Other Assets/Systems Development                            1,086,574(2)                         1,086,574
                                       -----------         ----------            ----------        ----------
      Total Other Assets                 5,457,610          1,975,545                 0          7,433,155
                                        ----------        ----------              -------         ----------
          TOTAL ASSETS            $     6,243 687         $ 2,212,269             $   0      $   8,455,956
LIiABILITIES & EQUITY                   ========        =======              =======          =======
 Current Liabilities
 Checks drawn excess bank funds    $     218,878                                                   218,878
 Accounts Payable                         60,651           262,820(5a)                             323,471
 Accounts Payable  Affiliate                             ( 500,000)(7)           500,000
 Accrued Payroll                         234,223                                                   234,223
 Other Accrued Liabilities                 1,774              65,872                                67,646
                                    ------------         -----------               --------------          -----------
       Total Current Liabilities          515,526            328,692            ( 500,000)       1,344,218
                                     ------------         ----------              ---------     ----------
Long Term Liabilities
Equipment Leases Capitalized                                 316,531(15b)                          316,531
Notes Payable-Stockholders                                   409,268                               409,268

       Total Long Term Liabilities         _________         725,799                   ________    725,799
                                                              ---------                                 -----------
      TOTAL LIABILITIES                   515,526           1,054,491            ( 500,000)      2,070,017

SHAREHOLDERS' EQUITY
CAPITAL STOCK:
  -Development Bancorp, Ltd.
   Common stock, no par value,
    50,000,000 shares authorized;
    3,394,668 issued/outstanding        12,134,685                                              12,134,685
  -International Mktg & Advert.
   Common stock, no par value,
     3,137 shares issued /outstanding                              21             (7)                   21                     0
PAID IN CAPITAL:                                            1,650,000       (7) (9)    992,222     657,778
RETAIN EARNING(DEFICIT)               (  6,471,085)(9)    (   492,243)            (9)( 492,243) (6,471,085)
TRANSLATION ADJUSTMENT                      64,561                                                  64,561
                                    -------------    ---------------          --------------       -------------
   TOTAL SHAREHOLDERS'
       EQUITY (DEFICIT)                   5,728,161         1,157,778                  500,000   6,385,939
                                        -----------         ---------              ---------       -----------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY       $           6,243,687       $ 2,212,269                $       0$  8,455,956

                               ========   =======       =======        ========


 The accompanying notes are an integral
                                         part of the financial statements



                                                    "Unaudited"
                                            DEVELOPMENT BANCORP, LTD.
                                  CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                                    FOR SIX MONTHS PERIOD ENDING JUNE 30, 1997

                                                                                          PRO FORMA COMPILATION
                                                      6/30/97                  6/30/97           6/30/97
                                                      DVBC(10-Q)              IMA (F/S)          Combined
                                               --------------           ----------------- --------------
 Revenues:
    Commissions, Consulting Fees, Dividends    $           543                 0                      343
    Sales                                                    0           325,130                  325,130
                                                                        -----------              ------------           -----------
      Total Revenues                                       543           325,130                  325,673

G & A Expenses                                         483,803           359,415                  843,218
--------------
                                                    ----------        ---------           -----------
   Income (Loss) from Operations                      (483,260)          (34,285)                (517,545)

Other Income (Expense):
  Unrealized Gain (Loss) on
  Marketable Securities                                 (2,116)                0                   (2,116)

  Interest Income                                       24,084                 0                   24,084

 (Writedown/Loss) Pemp Investments                  (2,884,818)                0                (2,884,818)

  (Writeoff/Expense) of  Systems
  Development Capitalized Costs
     1996 Expenditures                           0                   *  (169,652)                (507,699)
     1997 Expenditures                           0                   *  (338,047)                (338,047)

  Foreign Currency Transactions
  Gain or (Loss)                                          (619)                0                     (619)
                                                     ----------     ------------               ----------
      Total other Income (Expense)                  (2,863,469)         (338,047)              (3,201,516)

  Income (Loss) from Continuing
              Operations                            (3,346,729)         (372,332)              (3,719,061)

  Discontinued Operations Income/(Loss)                (14,098)                0                  (14,098)
                                                      --------       -----------              -----------
  Net  Income (Loss)                              $(3,360,827)    $    (372,332)              $(3,733,159)
                                                                        =======
                     Per share (Loss)                $(0.9900)         $(0.1097)              $(1.0997)

                                                     3,394,668        3,394,668                 3,394,668
                                                     =========       ==========                ==========

                                      The accompanying notes are an integral
                                         part of the financial statements



                                                    "Unaudited"
                                            DEVELOPMENT BANCORP, LTD.
                                   PRO FORMA ADJUSTMENTS TO SHAREHOLDERS' EQUITY
                                                   JUNE 30, 1997

                                                     .                   Debit/(Credit)
 .
                                        Total                                       Retained                   Total
                                       Number         Capital          Capital      (Earnings)     Cash       (Equity)
                                     Of Shares          Stock          Surplus          Loss     Purchase     Deficit
                                     ---------------  ---------   ------------ ------------   -----------  -------------
Before Acquisition of
International Marketing
and Advertising
 Development Bancorp, Ltd.
    Common Stock & Equity          3,394,668(8)    $(12,134,685)      $            6,471,085              $(5,663,600)
    Translation Adjustment                                                                               (     64,561)
                                                                                                        -----------
    Total Equity-DVBC                                                                                      (5,728,561)

Acquisition of International
Marketing and Advertising, Inc.
 Payment of $500,000 (US $) in*
  exchange for all Common
  Stock shares of  International
  Marketing and Advertising, Inc.      3,137(7)  (           21)(7)    (1,650,000)    492,243             (1,157,778)

Transfer International Marketing
  Retained Earnings (Deficit)
  Prior to Acqusition Transfer to                                         492,243   (492,243)(9)                 -0-
  Capital Surplus Accoun

Investment Cash Purchase/exchange
  International Marketing Stock         (3,137)(7)                21(7)   499,979*               (500,000)*      -0-
                                    -------------       ------------- -------------  ------------ ======    -------------
Development Bancorp, Ltd.
SHAREHOLDERS' EQUITY
JUNE 30, 1997 after acquisition
of International Marketing and
Advertising, Inc.                     3,394,668(8)         $(12,134,685)( 657,778)   6,471,085            ( 6,385,939)
                                        =======               =========     =======    =======                =======

 *Balancing  entry  for  recording   $500,000  Cash  Purchase   transaction  for
acquisition of IMA Capital Stock.





                                      The accompanying notes are an integral
                                         part of the financial statements

                                                    "Unaudited"
                                            DEVELOPMENT BANCORP, LTD.
                        NOTES TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS
                    APPLICABLE TO INTERNATIONAL MARKETING and ADVERTISING, INC.

                                        For The Period Ending June 30, 1997

Note 1:    Organization and Significant Accounting Policies

Nature of Organization:

International Marketing and Advertising, Inc. ("IMA") is a service corporation organized in the State of Florida for the purpose of providing a telephone marketing system readily accessible to any person in the United States and also on a world-wide basis. IMA is a privately-owned Corporation which is being acquired by Development Bancorp, Ltd. in a cash purchase transaction and will be operated as a wholly-owned entity of Development Bancorp, Ltd.

Basis of Presentation:

All  references  in  these  Notes  refer  solely  to the  "Unaudited"  Financial
Statements for IMA which were prepared by IMA's in-house Accountant in accordance with Generally Accepted Accounting Principles. All significant intercompany accounts and transactions have been eliminated.

Other Assets:

Other Assets consists of the Intellectual Properties and Computer Database Systems which have been developed by IMA and have been valued at their actual acquisition costs for financial statement presentation.

Property and Equipment:

Property and Equipment is stated at cost. Depreciation is computed using straight line and MACRS Tax Basis methods over the estimated useful lives of the assets, 5, 7, and 15 years.

Expenditures for additions and improvements are capitalized. Repairs and maintenance are expensed as incurred.

Industry and Geographical Segment Reporting ;

Not applicable for this reporting period.

Use of Estimates:

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make certain estimates and assumptions about the future outcome of current transactions which may affect reporting and disclosure of these transactions. Accordingly, actual results could differ from those estimates used in preparing these financial statements.

Newly-Issued Accounting Standards:

In March 1995, Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for the Long-Lived Assets to be disposed of" (SFAS No. 121) was issued. IMA will adopt
 SFAS No. 121 for the issuance of its Financial
Statements.

                                                    "Unaudited"
                                            DEVELOPMENT BANCORP, LTD.
                        NOTES TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS
                     APPLICABLE TO INTERNATIONAL MARKETING AND ADVERTISING, INC.

                                        For The Period Ending June 30, 1997

Note 1:   Organization and Significant Accounting Policies (Continued)

Newly-Issued Accounting Standards (Continued):

This standard requires that long-lived assets and certain intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. In adopting this standard, IMA will be required to estimate the future cash flows expected from the use of the asset and its eventual disposition. If the sum of the future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an "Impairment Loss" would be recognized and reflected in IMA's Financial Statements for the fiscal period involved. IMA's Management believes that the impact of SFAS No. 121 on IMA's financial position and results of operations is not expected to be material.

Note 2:   Other Assets

Other Assets represents the actual costs incurred by IMA in the development of a Telephone Marketing and Advertising Computer Database System. In conjunction with this activity, IMA purchased/leased Hardware and Software. Summarized below are the major components of these assets:


         Description                                           Original Costs
           Hardware and software                              $   295,888
           Telephone Systems                                      500,649
           Miscellaneous Equipment                                 27,780
                  Sub Total                                   $   824,317
           Systems Development Capitalized Costs                  262.257
                                                                  ----------
                  Total Other Assets                            $1,086,574
                                                                   =======

Note 3:   Property and Equipment - Fixed Assets

These assets consisted of the following catagories at June 30, 1997:
                Office Furniture and Equipment                    $    29,200
                Communications Equipment                              366,837
           Computer Equipement                                        557,980
                                                                    --------
                    Total Actual Costs Capitalized                 $  954,017
                Less Accumulated Depreciation                      (   65,046)
                    Net Property and Equipment                      $  888,971
                                                                        ======
Depreciation expense totalled $26,250 for the period 1/1/97 to 6/30/97. Prior years' Depreciation expense was $22,554 in 1996 and $16,242 in 1995.

Note 4:   Accrued Liabilities - Current

As of June 30, 1997, IMA had Accrued Liabilities of $65,872 which consisted of Corporate Income Tax Liability of $12,975 and Payroll Tax Liabilities of $52,897.





                                                    "Unaudited"
                                             DEVELOPMENT BANCORP, LTD.
                      NOTES TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS
                  APPLICABLE TO INTERNATIONAL MARKETING AND ADVERTISING, INC.

                                        For The Period Ending June 30, 1997

Note 5:   Accounts Payable/Commitments and Contingencies

a)  Accounts Payable ($262,820):
As of June 30, 1997, IMA reflects a total of $164,137 due to trade vendors and $98,683 for the fiscal current year's lease obligations (to 12/31/97).

b)  Commitments/Operating Leases:
IMA currently has ten (10) operating leases amounting to $316,531 (net of the $98,683 included in Accounts Payables). Following is a summary of the lease obligations by fiscal year (ending 12/31/97):

                           Fiscal Year 1998          $220,371
                           Fiscal Year 1999            89,055
                           Fiscal Year 2000             7,105
                                                       ---------
                                       Total         $316,531
                                                       ======
c) Contingencies:
There are no known contingencies to provide for as of the date of these financial statements.

Note 6:   Income Taxes

IMA has an accrual of $12,975 for Corporate Income Taxes.

Note 7: Consideration given by Development Bancorp, Ltd. for the acquisition of International Marketing and Advertising, Inc.

In accordance with terms and conditions stated in the AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated December x, 1997, between Development Bancorp, Ltd. (the "Company") and International Marketing and Advertising, Inc.
(IMA), the "Company" will acquire all of the outstanding Capital (Common) Stock Shares of IMA (3,137 SHARES) for a total cash purchase price of $500,000 (U.S. Dollars).

Note 8:   Development Bancorp, Ltd. Capital Stock as of June 30, 1997

The Capital Stock structure of Development Bancorp, Ltd. consists of the following Capital Stock Issues:

         a) Common Stock, no par value
             50,000,000   shares   authorized;   3,394,668   shares  issued  and
             outstanding as of June 30, 1997 with a current total capitalized value of $12,134,685.









                                                    "Unaudited"
                                             DEVELOPMENT BANCORP, LTD.
                    NOTES TO TO FINANCIAL STATEMENTS FOR PRO FORMA ADJUSTMENTS APPLICABLE TO INTERNATIONAL MARKETING AND ADVERTISING, INC.

                                        For The Period Ending June 30, 1997

Note  9:    Development Bancorp, Ltd. Shareholders' Equity

The Accumulated Retained Earnings (Deficit) of Development Bancorp, Ltd. as of June 30, 1997 was a
$(6,471,085 Deficit).

Note 10:   Consolidated Pro Forma Income Statement Reporting Period

The Income Statement period covers the 6 Month (interim) period ending June 30,
 1997 for Development Bancorp, Ltd. and International
Marketing and Advertising, Inc.

Note 11: Organization, Significant Accounting Policies, and Footnotes to Financial Statements

Refer to the Development Bancorp, Ltd. 10KSB for the 12 months ended December
 31, 1996 and the 10QSB for the 6 months ended June
30, 1997.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)(b)The required financial statements of IMATEL are unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein. Unaudited financial information is presented in Item 5.

(c)Exhibits

2.Plan of acquisition, reorganization, arrangement, liquidation or succession.

                           2.1.  Share Purchase Agreement between IMATEL and the
 Company.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     December 11, 1997                      IMATEL HOLDINGS, INC.



                                                  By:    /s/ Dempsey K. Mork
                                                         Dempsey K. Mork
                                                         Secretary

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